UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

THE MONEY TREE INC.

(Exact name of registrant as specified in its charter)

Georgia	333-122531	58-2171386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

114 South Broad Street, Bainbridge, Georgia	39817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 246-6536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 5, 2005, the sole director of The Money Tree Inc. has appointed Vance R. “Rudy” Martin as Chief Executive Officer and W. Derek Martin as President. Rudy Martin previously served as President and Derek Martin served as Vice President – Administration. Rudy Martin will focus more of his efforts on the strategic direction of the company, while Derek Martin will assume some of the day-to-day responsibilities of running the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONEY TREE INC. (Registrant)

Date: December 6, 2005	By:	/s/ Steven P. Morrison
Steven P. Morrison
Controller